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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported) - AUGUST 24, 2004




                                  ALLETE, INC.
              (Exact name of Registrant as specified in it charter)

       MINNESOTA                     1-3548                       41-0418150
(State of Incorporation)    (Commission File Number)            (IRS Employer
                                                             Identification No.)


                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

On August 24, 2004 Donald J. Shippar and Heidi J. Eddins were elected to serve on ALLETE, Inc.'s (ALLETE or Company) Board of Directors beginning September 21, 2004. Mr. Shippar and Ms. Eddins will serve as directors until the 2005 Annual Meeting of Shareholders of the Company. As previously anticipated in connection with the spin-off of ADESA, Inc. (ADESA), David G. Gartzke resigned from his positions as director and chairman of the Board of ALLETE effective September 20, 2004. Wynn V. Bussmann, Dennis O. Green, Donald C. Wegmiller and Deborah L. Weinstein also resigned from their positions as directors of ALLETE effective September 20, 2004. Mr. Gartzke, Mr. Bussmann, Mr. Green, Mr. Wegmiller and Ms. Weinstein will all serve on ADESA's Board of Directors.

Mr. Shippar, 55, is currently president and chief executive officer of ALLETE. Ms. Eddins, 48, is executive vice president, secretary and general counsel of Florida East Coast Industries, Inc., which owns, develops, leases and manages commercial and industrial properties, and owns and operates a regional freight railroad along the east coast of Florida. It is anticipated that Ms. Eddins will be named to serve on the compensation committee.

ITEM 5.03  AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

Effective July 20, 2004 ALLETE's Board of Directors adopted amendments to the Company's bylaws to include shareholder nomination procedures and advance notice.

Under the bylaws, as amended, nominations of persons for election to the Board of Directors must be made by either the Board of Directors (or a committee thereof) or by a shareholder entitled to vote who has delivered written notice to the Company's Secretary (containing certain information specified in the bylaws about the shareholder and the proposed nominee) not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's annual meeting of shareholders. The bylaws provide alternative deadlines if the annual meeting is called for a date that is not within 25 days before or after such anniversary date or in the case of a special meeting of shareholders.

Under the bylaws, as amended, no business may be transacted at an annual meeting of shareholders unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board of Directors (or a committee thereof) or by a shareholder entitled to vote who has delivered written notice to the Company's Secretary (containing certain information specified in the bylaws about the shareholder and the proposed action) not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's annual meeting of shareholders. The bylaws provide alternative deadlines if the annual meeting is called for a date that is not within 25 days before or after such anniversary date.

On August 24, 2004 ALLETE's Board of Directors adopted an amendment to the Company's bylaws, which clarifies that the notice required to be given by shareholders in order to raise an issue at a meeting of the shareholders of at least 60 days and no more than 90 days prior to the date of such meeting applies to the extent not otherwise provided by Rule 14a-8 of the rules and regulations of the Securities and Exchange Commission.

                     ALLETE Form 8-K dated August 25, 2004                     1

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ITEM 5.04  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
           BENEFIT PLANS

ALLETE provided a notice dated August 25, 2004 to its directors and executive officers informing them that a blackout period will be in effect beginning 3:00 p.m. (Central Time) on September 10, 2004 through not later than September 23,
2004 (unless extended) restricting them from, directly or indirectly, purchasing, acquiring, exercising, selling or otherwise transferring certain equity securities of the Company. The notice was provided to ALLETE's directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, "Blackout Trading Restriction."

With respect to the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, the issuer ALLETE is also the Minnesota Power and Affiliated Companies Retirement Savings and Stock Ownership Plan administrator. Therefore, the notice to directors and officers required by Rule 104 of Regulation BTR has been provided in accordance with Rule 104(b)(2)(i)(B) of Regulation BTR.

A copy of the notice is attached as Exhibit 99(a) to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.01  REGULATION FD DISCLOSURE

On August 24, 2004 ALLETE sent a letter and communication material to its shareholders regarding the spin-off of the Company's majority-owned subsidiary, ADESA, and the one-for-three reverse stock split (as more fully described in Item 8.01 and Exhibit 99(b) of this Current Report on Form 8-K). Copies of the letter and communication material are attached to this Current Report on Form 8-K as Exhibit 99(c) and are furnished pursuant to Regulation FD. Such letter and communication material included in Exhibit 99(c) attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01  OTHER EVENTS

Reference is made to the 2003 Form 10-K of ALLETE for background information on the following update. Unless otherwise indicated, cited references are to ALLETE's 2003 Form 10-K.

Ref. Page 11 - Sixth and Tenth Paragraphs
Ref. Page 38 - Fourth Full Paragraph through Tenth Paragraph
Ref. Form 10-Q for the quarter ended March 31, 2004, Page 20 - Last Paragraph Ref. Form 10-Q for the quarter ended March 31, 2004, Page 21 - First Paragraph Ref. Form 8-K dated and filed June 16, 2004
Ref. Form 10-Q for the quarter ended June 30, 2004, Page 24 - Last Paragraph

On August 24, 2004 ALLETE's Board of Directors declared the effective date of the previously announced spin-off of its majority-owned subsidiary, ADESA, to be September 20, 2004 at 11:59 a.m. Eastern Time. The spin-off will occur by means of a distribution to its shareholders of all of ALLETE's shares of common stock in ADESA. ALLETE estimates that one share of ADESA common stock will be distributed for each outstanding share of ALLETE common stock. The final ratio will be fixed after the record date and will be calculated based upon the ratio of the number of shares of ADESA common stock to be distributed by ALLETE to the actual number of shares of ALLETE common stock outstanding on September 13, 2004, the record date. Additionally, in connection with the spin-off, ALLETE's Board of Directors approved a one-for-three reverse stock split of ALLETE's common stock, which will become effective immediately following the effective time of the spin-off, that is 12:00 p.m. Eastern Time on September 20, 2004. ALLETE's August 25, 2004 press release regarding this information is attached as
Exhibit 99(b) to this Current Report on Form 8-K and incorporated by reference herein.

2                    ALLETE Form 8-K dated August 25, 2004

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements - Not applicable

(b) Pro Forma Financial Information - Not applicable

(c) Exhibits

      Exhibit
      Number
      -------

      3     - Bylaws of ALLETE, Inc., as amended effective August 24, 2004.

      99(a) - Notice of  Blackout Period to Directors and Executive  Officers of
              ALLETE, Inc. dated August 25, 2004.

      99(b) - ALLETE News Release dated August 25, 2004 announcing the declared spin-off date of ADESA, Inc., a reverse stock split and a new dividend projection.


                              --------------------

READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS SHOULD BE READ IN CONJUNCTION WITH ALLETE'S DISCLOSURES UNDER THE HEADING: "SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 4 OF THIS FORM 8-K.

                     ALLETE Form 8-K dated August 25, 2004                     3

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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995


In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, which are difficult to predict, contain uncertainties, are beyond our control and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

- ALLETE's ability to successfully implement our strategic objectives, including the completion and impact of the planned spin-off of our Automotive Services business;
-  war and acts of terrorism;
- prevailing governmental policies and regulatory actions, including those of the United States Congress, Canadian federal government, state and provincial legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the Public Service Commission of Wisconsin, and various county regulators and city administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and capital investments, and present or prospective wholesale and retail competition (including but not limited to transmission costs) as well as vehicle-related laws, including vehicle brokerage and auction laws;
- unanticipated effects of restructuring initiatives in the electric and automotive industries;
-  economic and geographic factors, including political and economic risks;
-  changes in and compliance with environmental and safety laws and policies;
-  weather conditions;
-  natural disasters;
-  market factors affecting supply and demand for used vehicles;
-  wholesale power market conditions;
-  population growth rates and demographic patterns;
- the effects of competition, including competition for retail and wholesale customers, as well as sellers and buyers of vehicles;
-  pricing and transportation of commodities;
-  changes in tax rates or policies or in rates of inflation;
-  unanticipated project delays or changes in project costs;
-  unanticipated changes in operating expenses and capital expenditures;
-  capital market conditions;
-  competition for economic expansion or development opportunities;
-  ALLETE's ability to manage expansion and integrate acquisitions; and
- the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause ALLETE's results and performance to differ from results or performance anticipated by this report are discussed in Item 7. under the heading "Factors that May Affect Future Results" beginning on page 46 of ALLETE's 2003 Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in its 2003 Form 10-K and in ALLETE's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the factors that may affect ALLETE's business.

4                    ALLETE Form 8-K dated August 25, 2004

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  ALLETE, Inc.



August 25, 2004                                 James K. Vizanko
                               -------------------------------------------------
                                                James K. Vizanko
                               Senior Vice President and Chief Financial Officer



                     ALLETE Form 8-K dated August 25, 2004                     5
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER
--------------------------------------------------------------------------------

3     - Bylaws of ALLETE, Inc., as amended effective August 24, 2004.

99(a) - Notice of Blackout Period to Directors and Executive Officers of ALLETE,
        Inc. dated August 25, 2004.

99(b) - ALLETE News Release dated August 25, 2004 announcing the declared spin-off date of ADESA, Inc., a reverse stock split and a new dividend projection.

99(c) - Shareholder communication material dated August 24, 2004.



                     ALLETE Form 8-K dated August 25, 2004